CLS INTERNATIONAL EQUITY FUND

Class T Shares: INTFX

a series of AdvisorOne Funds

Supplement dated March 15, 2019

to the Prospectus and Statement of Additional Information (“SAI”) dated October 23, 2018

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Effective immediately, the CLS International Equity Fund, class T shares (the “Fund”), a separate series of the AdvisorOne Funds (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective April 15, 2019 (the “Liquidation Date”). Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust, based on information provided by the Fund’s investment adviser, CLS Investments, LLC, has concluded that it is in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. The Board has determined to close the Fund and redeem all outstanding shares on the Liquidation Date.

As a result of the liquidation, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will hold cash and cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectus entitled “How to Redeem Shares.” Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES REDEEMED AUTOMATICALLY AS OF THE CLOSE OF BUSINESS ON THE LIQUIDATION DATE. THE PROCEEDS OF ANY SUCH REDEMPTION WILL BE EQUAL TO THE NET ASSET VALUE OF SUCH SHARES AFTER THE FUND HAS PAID OR PROVIDED FOR ALL OF ITS CHARGES, TAXES, EXPENSES AND LIABILITIES. ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO A FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-866-811-0225.

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You should read this Supplement in conjunction with the Fund's Prospectuses and Statement of Additional Information dated September 1, 2018, and provide information that you should know about the Fund before investing. The Fund's Premium Share Prospectus, Financial Class Prospectus, and Fund’s Statement of Additional Information have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.advisoronefunds.com or by calling 1-866-811-0225.